Exhibit 10.1

April 5, 2024

[NOTEHOLDER NAME]

Re:       Note Conversion Inducement Offer and Notice of Conversion

Dear MultiSensor AI Noteholder:

MultiSensor AI Holdings, Inc. (the “Company”) is pleased to offer to you the opportunity to receive newly issued shares (“Inducement Shares”) of the Company’s common stock, par value $0.0001 (“Common Stock”) in consideration for the conversion of the Convertible Promissory Note, dated December 19, 2023 (the “Note”) currently held by you (the “Holder”). The Company is making the offer under the letter agreement pursuant to its efforts to meet listing criteria specific to the rules of The Nasdaq Stock Market LLC (“Nasdaq”). See “Background and Risk Disclosure Regarding the Listing Status of the Company’s Securities” below. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Note.

The Offer

In consideration for the conversion of the principal and interest amount of your Note, as reflected by the execution hereof, the Company hereby offers to issue to you or your designees an amount of shares of the Company’s Common Stock (the “Inducement Shares”) equal to the number of Conversion Shares to be issued with respect to the principal amount of the Note as of March 31, 2024. The Inducement Shares and the Conversion Shares will be delivered via book entry by the Company’s transfer agent.

Offer Acceptance, Representations, and Covenants

The Holder may accept this offer by signing this letter below, with such acceptance constituting the Holder’s conversion of the Note as provided by the terms of the Note.

Representations, Warranties and Covenants of the Company. The Company hereby makes the following representations and warranties to the Holder:

(i) Registration Statement. As soon as practicable and in any event within thirty calendar days of the effective date of this letter agreement, the Company shall file a registration statement on Form S-1, providing for the resale by the Holders of the Inducement Shares issued. The Company shall use commercially reasonable best efforts to cause such registration to become effective as soon as reasonably practicable and to keep such registration statement effective at all times until no Holder owns any Inducement Shares or the Inducement Shares are eligible for sale pursuant to Rule 144(b)(1)(i) under the Securities Act of 1933, as amended.

(ii) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this letter agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this letter agreement by the Company and the consummation by the Company of the transactions contemplated hereby will be duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its board of directors or its stockholders in connection therewith. This letter agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

Representations, Warranties and Covenants of the Holder. The Holder hereby makes the following representations and warranties to the Company:

(i) It is an “accredited investor” as defined in Rule 501(a) of the Securities Act, of 1933, as amended (the “Securities Act”) and agrees that is taking the Inducement Shares for investment purposes and not with a view to distribution or sale.

(ii) Holder has the power and authority to enter into and to consummate the transactions contemplated by this letter agreement and otherwise to carry out its obligations hereunder and thereunder and, when delivered in accordance with the terms hereof.

(iii) This letter agreement will constitute the valid and binding obligation of the Holder enforceable against the Holder in accordance with its terms.

(iv) The Note is owned by Holder, free and clear of any lien, encumbrance, or contract claim.

(v) Holder acknowledges that the offer and sale of the Conversion Shares and the Inducement Shares are not registered, and the Conversion Shares and the Inducement Shares may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Inducement Shares other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of the undersigned, the Company may require the Holder to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Inducement Shares under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this letter agreement. The Holder agrees to the imprinting of a legend on any of the Inducement Shares in the following form:

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

(vi) The Holder has reviewed the Company’s filings with the Securities and Exchange Commission, including but not limited to the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 29, 2024.

Election of the Holder

The Holder hereby elects to convert all of the principal and accrued interest under the Note into shares of Common Stock (the “Conversion Shares”) of the Company according to the conditions hereof and as of the date first written above. If Common Stock is to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

By the delivery of this Note Conversion Inducement Offer and Notice of Conversion the parties agree that this letter shall serve as its Notice of Conversion as contemplated by the Note.

The Holder agrees to comply with the prospectus delivery requirements under the applicable securities laws in connection with any transfer of the aforesaid Common Stock.

Background and Risk Disclosure Regarding the Listing Status of the Company’s Securities

Our Nasdaq listing application was not approved prior to the closing of the Business Combination with SportsMap Tech Acquisition Corp. in December 2023, and the Company received written notice from the Listing Qualifications Department of The Nasdaq Stock Market LLC indicating that we had not complied with all of the requirements of the Nasdaq Rule IM51012 since it had not demonstrated compliance with the requirement to have a minimum of 1.1 million “unrestricted publicly held shares” and a minimum of 400 “round lot holders” as required by the Nasdaq Listing Rule 5405(a) for initial listing on the Nasdaq Global Market. In January 2024, the Company received a separate notice from the Listing Qualifications Department of The Nasdaq Stock Market LLC indicating that it was not in compliance with the requirement to maintain a minimum market value of listed securities of $50 million. These notices did not immediately impact the listing of our Common Stock or warrants on the Nasdaq Global Market. However, Nasdaq commenced delisting procedures for our securities, subject to an opportunity for us to cure the deficiency or enact a remediation plan. On March 24, 2024 we attended a hearing before a Nasdaq Hearing Panel during which we presented a plan of compliance and we requested an exception through May 15, 2024 to evidence compliance with all applicable requirements for initial and continued listing on The Nasdaq Capital Market. There can be no assurance that our request will be granted; or if granted, that we will be successful in evidencing compliance with the listing standards by May 15, 2024.  Moreover, if the requested relief is not granted our securities could be immediately delisted.  If our securities fail to remain listed on Nasdaq or any other national exchange, the trading market for our securities will be adversely affected, which may impact the trading price of our securities and the liquidity of the market for such securities.

Ancillary Provisions

The Company acknowledges and agrees that the obligations of the Holder under this letter agreement are several and not joint with the obligations of any other holder of Convertible Promissory Notes of the Company (each, an “Other Holder”) under any other agreement related to the exercise of such notes (“Other Notes”), and the Holder shall not be responsible in any way for the performance of the obligations of any Other Holder or under any such Other Notes. Nothing contained in this letter agreement, and no action taken by the Holder pursuant hereto, shall be deemed to constitute the Holder and the Other Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holder and the Other Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this letter agreement and the Company acknowledges that the Holder and the Other Holders are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this letter agreement or any Other Notes. The Company and the Holder confirm that the Holder has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. The Holder shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this letter agreement, and it shall not be necessary for any Other Holder to be joined as an additional party in any proceeding for such purpose.

If this offer is accepted and this letter agreement is executed by the Company and the Holder, the Company may (i) issue a press release disclosing the material terms of the transactions contemplated hereby or (ii) file a Current Report on Form 8-K with the Securities and Exchange Commission disclosing all material terms of the transactions contemplated hereunder, including this letter agreement as an exhibit thereto with the Commission within the time required by the Exchange Act.

Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this letter agreement. The Company shall pay all transfer agent fees levied in connection with the delivery of any Inducement Shares. This letter agreement shall be governed by the laws of the State of Delaware without regard to the principles of conflicts of law thereof.

This letter agreement shall become effective on April 5, 2024.

**************

To accept this offer, Holder must countersign this letter agreement and return the fully executed letter agreement to the Company at e-mail: peter.baird@multisensorai.com, attention: Peter Baird.

Please do not hesitate to call me if you have any questions.

Sincerely yours,

MULTISENSOR AI HOLDINGS, INC.

By:
Name:
Title:

Acknowledged and Agreed:

[NOTEHOLDER NAME]

Calculations:

The effective date of Conversion shall be the date hereof.

Aggregate Principal Amount and Interest to be Converted: $[ ]

Number of Conversion Shares to be issued: [ ]

Number of Inducement Shares to be issued: [ ]